SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant		[ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the
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by Rule 14a-6(e) (2))

[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Salomon Brothers Municipal Partners Fund Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC.

125 Broad Street, New York, New York 10004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 13, 2006

To the Stockholders:

     The Annual Meeting of Stockholders (the “Meeting”) of Salomon Brothers Municipal Partners Fund Inc. (the “Fund”) will be held at Citigroup Center, 153 East 53rd Street, New York, New York, 14th Floor Conference Center, on Friday, April 28, 2006, at 3:00 p.m., New York time, for the purposes of considering and voting upon the following:

     1. The election of Directors (Proposal 1);

     2. Any other business that may properly come before the Meeting.

     The close of business on March 1, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy, date and sign it and return it promptly in the envelope provided, no matter how large or how small your holdings may be.

Instructions for Signing Proxy Cards

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC.

125 Broad Street, New York, New York 10004

PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers Municipal Partners Fund Inc. (the “Fund”) of proxies to be used at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at Citigroup Center, 153 East 53rd Street, New York, New York, 14th Floor Conference Center, on Friday, April 28, 2006, at 3:00 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 13, 2006. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Directors. The close of business on March 1, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. For purposes of the Meeting, each holder of the Fund’s common and preferred stock (collectively, the “Capital Stock”), is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On March 1, 2006, there were 5,757,094 shares of the Fund’s common stock outstanding and 800 shares of the Fund’s preferred stock outstanding.

     In accordance with the Fund’s By-Laws, a quorum is normally constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund’s Capital Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

     Salomon Brothers Asset Management Inc (“SBAM”), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund’s investment adviser and administrator. SBAM is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

SUMMARY OF PROPOSALS

PROPOSAL		CLASS OF SHAREHOLDERS SOLICITED

1.	Election of Directors
	Carol L. Colman	Holders of preferred and common stock
	Leslie H. Gelb	Holders of preferred and common stock
	Dr. Riordan Roett	Holders of preferred stock

Proposal 1: Election of Directors

     In accordance with the Fund’s charter, the Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. Under the terms of the Fund’s charter, the holders of preferred stock are entitled as a class, to the exclusion of the holders of common stock, to elect two Directors of the Fund (the “Preferred Share Directors”); and the Fund’s charter further sets forth that one of the two Preferred Share Directors shall be a Class I Director and the other shall be a Class II. The charter also provides that the remaining Directors shall be elected by holders of common stock and preferred stock voting together as a single class. At the Meeting, the holders of the Fund’s common stock and preferred stock voting together as a single class will be asked to elect two Class I Directors, Carol L. Colman and Leslie H. Gelb; and the holders of the Fund’s preferred stock voting as a separate class will be asked to elect one Class I Director, Dr. Riordan Roett. The terms of office of the Class II Directors and of the Class III Directors expire at the Annual Meetings of Stockholders in the year 2008 and 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. The nominees have indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table provides information concerning the nominees for election as Directors of the Fund:

Number of
Portfolios in
Fund Complex*
				Overseen	Other
				by Nominee	Directorships
Name, Address	Position Held	Length of	Principal Occupation	(including	Held by
and Year of Birth	With Fund	Term Served	During Past 5 Years	the Fund)	Nominee

Class I Directors to serve until the 2009 Annual Meeting of Stockholders
NON-INTERESTED NOMINEES
Carol L. Colman	Director	Since	President, Colman	37	None
Colman Consulting Co.	and Member	2002	Consulting Co.
278 Hawley Road	of the Nominating
North Salem, NY 10560	and Audit
Year of Birth: 1946	Committees

Leslie H. Gelb	Director	Since	President Emeritus and Senior	34	Director of two
c/o Chairman of the Fund	and Member	2001	Board Fellow, The Council		registered investment
399 Park Avenue	of the		of Foreign Relations; formerly,		companies advised by
4th Floor	Nominating		Columnist, Deputy Editorial		Blackstone Asia Advisors
New York, NY 10022	and Audit		Page Editor and Editor,		L.L.C. (“Blackstone
Year of Birth: 1937	Committees		Op-Ed Page, The New York Times.		Advisors”)

Dr. Riordan Roett	Director and	Since	Professor and Director,	34	None
The Johns Hopkins	Member of	1997	Latin American Studies Program,
University	the Nominating		Paul H. Nitze School of
1710 Massachusetts	and Audit		Advanced International Studies,
Ave., NW	Committees		The Johns Hopkins University.
Washington, D.C. 20036
Year of Birth: 1938

*	The term “fund complex” means two or more registered investment companies that:

(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The following table provides information concerning the remaining Directors of the Fund:

Number of
Portfolios in
Fund Complex,
				Overseen	Other
				by Director	Directorships
Name, Address	Position Held	Length of	Principal Occupation	(including	Held by
and Year of Birth	With Fund	Term Served	during Past 5 Years	the Fund)	Director

Class II Directors serving until the 2008 Annual Meeting of Stockholders
NON-INTERESTED DIRECTOR

Daniel Cronin	Director	Since	Retired; formerly Associate	34	None
c/o Chairman of the Fund	and Member	2002	General Counsel, Pfizer Inc.
399 Park Avenue	of the
4th Floor	Nominating
New York, NY 10022	and Audit
Year of Birth: 1946	Committees

INTERESTED DIRECTOR

R. Jay Gerken**	Chairman	Since	Chairman, President and Chief	182	None
Legg Mason, Inc.	and Chief	2002	Executive Officer of Smith Barney
399 Park Avenue	Executive		Fund Management LLC (“SBFM”)
New York, NY 10022	Officer		and Citi Fund Management Inc.
Year of Birth: 1951			(“CFM“); President and Chief Executive
Officer of certain mutual funds
associated with Legg Mason; formerly
portfolio manager, Smith Barney Growth
and Income Fund (1996-2000) and
Smith Barney Allocation Series Inc.
(1996-2001); Chairman of the Board,
Trustee and Director of 182 funds in the
Citigroup fund complex.

Class III Directors serving until the 2007 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS

Jeswald W. Salacuse	Director and	Since	Professor of Commercial Law	34	Director of two
c/o Chairman of the Fund	Member of	2000	and formerly Dean, The Fletcher		registered investment
399 Park Avenue	the Nominating		School of Law & Diplomacy,		companies advised by
4th Floor	and Audit		Tuffs University.		Blackstone Advisors
New York, NY 10022	Committees
Year of Birth: 1938

William R. Hutchinson	Director and	Since	President, WR Hutchinson	44	Associated Banc-Corp.
535 N. Michigan	Member of	2003	& Associates Inc.; formerly
Suite 1012	the Nominating		Group Vice President,
Chicago, IL 60611	and Audit		Mergers and Acquisitions,
Year of Birth: 1942	Committees		BP Amoco

**	Mr. Gerken is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), because he is a director and/or offi- cer of SBAM or certain affiliates of SBAM, the Fund’s investment adviser

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2005:

Aggregate Dollar Range(1) of Equity Securities
	Dollar Range(1) of Equity	in All Funds Overseen by Director/Nominee
Name of Director/Nominee	Securities in the Fund	in Family of Investment Companies(2)

NON-INTERESTED DIRECTOR NOMINEES
Carol L. Colman	B	E
Daniel Cronin	E	E
Leslie H. Gelb	A	A
William R. Hutchinson	D	E
Dr. Riordan Roett	A	A
Jeswald W. Salacuse	B	C

INTERESTED DIRECTOR NOMINEE
R. Jay Gerken	C	E

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = over $100,000.

(2)	Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

     None of the Directors who are not “interested persons” of the Fund as defined in the 1940 Act nor their immediate family members had any interest in SBAM, the Fund’s investment adviser, or person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of December 31, 2005.

Responsibilities of the Board of Directors

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interests of its stockholders. The Directors oversee the Fund’s business by, among other things, meeting with the Fund’s management and evaluating the performance of the Fund’s service providers including SBAM, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent registered public accounting firm and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

     During the fiscal year ended December 31, 2005, the Board of Directors held four regular meetings and twelve special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended the Fund’s 2005 Annual Meeting of Stockholders.

     The Directors review the Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund’s management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interests of the Fund’s stockholders.

     At March 1, 2006, the Nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund’s Capital Stock. To the knowledge of management, no person owned of record, or owned beneficially, more than 5% of the Fund’s shares of Capital Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 5,340,586 shares, equal to approximately 92.7% of the outstanding shares of the Fund’s Capital Stock. Also, pursuant to a Schedule 13D/A filing made on February 14, 2006, Karpus Management, Inc. beneficially owned 329,340 shares, equal to approximately 5.72% of the outstanding shares of the Fund’s Capital Stock as of that date.

     The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board of Directors following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund’s Chairman, the executive officers of the Fund currently are:

	Position(s) Held	Length of	Principal Occupation(s)
Name, Address and Age	with Fund	Time Served	During Past 5 Years

Peter J. Wilby, CFA	President	Since 2002	Managing Director of SBAM; Officer of
CAM			certain mutual funds associated with
399 Park Avenue	Executive Vice	1993-2002	Legg Mason.
New York, NY 10022	President
Birth year: 1958

Robert Amodeo	Executive Vice	Since 1999	Managing Director of SBAM; Officer of
CAM	President		certain mutual funds associated with CAM
399 Park Avenue
New York, NY 10022
Year of Birth: 1964

Andrew B. Shoup	Senior Vice	Since 2003	Director of CAM; Senior Vice President
CAM	President and		and Chief Administrative Officer of
125 Broad Street,	Chief		mutual funds associated with CAM;
11th Floor	Administrative		Treasurer of certain mutual funds
New York, NY 10004	Officer		associated with CAM; Head of
Year of Birth: 1956			International Funds Administration of
CAM from 2001 to 2003; Director of
Global Funds Administration of CAM
from 2000 to 2001; Head of U.S.
Citibank Funds Administration of CAM
from 1998 to2000.

Frances M. Guggino	Chief Financial	Since 2004	Director of CAM from 1999-2004;
CAM	Officer and		Chief Financial Officer and Treasurer or
125 Broad Street	Treasurer		Controller of certain mutual funds
New York, NY 10004			associated with CAM from (1999-2004);
Year of Birth: 1957	Controller	2002-2004	Treasurer of certain mutual funds
associated with Legg Mason.

Wendy Setnicka	Controller	Since 2004	Vice President of CAM since 2003;
CAM			Assistant Vice President of CGM (from
125 Broad Street			2001 to 2003), Controller (since
New York, NY 10004			2004) or Assistant Controller (from
Year of birth: 1964			2002 to 2004) of certain mutual funds
associated with CAM; Accounting
Manager with CGM (from 1998 to
2002).

	Position(s) Held	Length of	Principal Occupation(s)
Name, Address and Age	with Fund	Time Served	During Past 5 Years

Ted P. Becker	Chief Compliance	Since 2006	Managing Director of Compliance
CAM	Officer		at Legg Mason & Co., LLC, (2005–Present);
399 Park Avenue			Chief Compliance Officer with certain
New York, NY 10022			mutual funds associated with CAM (since
Birth Year: 1951			2006); Managing Director of Compliance
at Citigroup Asset Management
(2002–2005). Prior to 2002, Managing
Director-Internal Audit & Risk Review at
Citigroup Inc.

Robert I. Frenkel	Secretary and	Since 2003	Managing Director and General
Legg Mason	Chief Legal		Counsel of Global Mutual Funds for
300 First Stamford Place	Officer		CAM and its predecessor (since
Stamford, CT 06902			1994); Secretary of CFM; Secretary
Year of Birth: 1954			and Chief Legal Officer of mutual
funds associated with Legg Mason.

     The Fund’s Audit Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards. Currently, the Audit Committee is composed of Ms. Colman, Messrs. Cronin, Gelb, Hutchinson, Salacuse and Dr. Roett. The Board of Directors of the Fund has determined that all members of the Fund’s Audit Committee are financially literate. The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm. This Committee met six times during the fiscal year ended December 31, 2005. The Fund adopted an amended Audit Committee Charter at a meeting held on February 3, 2006, a copy of which is attached hereto as Annex A to the Fund’s proxy statement.

     The Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Cronin, Gelb, Hutchinson, Salacuse and Dr. Roett. Only Directors who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may accept nominees recommended by a stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee did not meet during the Fund’s fiscal year ended December 31, 2005. The Fund adopted a Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which is attached hereto as Annex B to the Fund’s proxy statement.

     The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

  whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

  the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

  the character and integrity of the person; and

  whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

Report of the Audit Committee

     Pursuant to a meeting of the Audit Committee on February 21, 2006, the Audit Committee reports that it has: (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed with KPMG LLP (“KPMG”), the independent registered public accounting firm to the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received reaffirmation of written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm’s independence.

     Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund’s independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund accounting, financial management or internal control departments of SBAM. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended December 31, 2005.

Submitted by the Audit Committee
of the Board of Directors:

Dr. Riordan Roett
Jeswald W. Salacuse
William R. Hutchinson
Carol L. Colman
Leslie H. Gelb
Daniel Cronin
February 21, 2006

Additional Matters

Special Shareholder Notice

     On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason. As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders have now approved a new investment management contract between the Fund and the Manager which became effective on February 23, 2006.

Compensation

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid during the fiscal year ended December 31, 2005. Certain of the Directors listed below are members of the Audit and Nominating Committees of the Fund and audit and other committees of certain other investment companies advised by SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended December 31, 2005 by the Fund to Mr. Gerken, who is an “interested person,” as defined in the 1940 Act.

	Aggregate	Total Compensation
	Compensation	from Fund and
	from the Fund	Fund Complex(1) for
	for Fiscal Year Ended	Calendar Year Ended
Name of Directors	12/31/05	12/31/05

		Directorship(2)

Carol L. Colman(3)	$10,667	$233,500(37)
Daniel P. Cronin(3)	$10,167	$176,500(34)
Leslie H. Gelb(3)	$10,167	$169,500(34)
William R. Hutchinson(3)	$10,167	$279,300(44)
Dr. Riordan Roett(3)	$ 9,667	$166,000(34
Jeswald W. Salacuse(3)	$ 9,667	$169,250(34)

(1)	Fund Complex means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold them- selves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment of any of the other Funds.

(2)	The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

(3)	In addition to the amounts set forth above, Messrs. Cronin, Gelb, Hutchinson, Roett and Salacuse and Ms. Colman received $95,500, $46,000, $163,450, $82,000, $86,500 and $171,750, respectively, during the calendar year ended December 31, 2005 for service as Directors in attending additional meet- ings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the Fund. Those amounts were borne by SBAM and not the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers, persons who own more than 10 percent of the Fund’s Capital Stock, SBAM, and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that for the fiscal year ended December 31, 2005, all relevant persons have complied with applicable filing requirements.

Required Vote

     The election of Dr. Roett as a Director requires a plurality of the votes cast by the holders of shares of preferred stock of the Fund, voting as a separate class, present or represented by proxy at the meeting with a quorum present. The election of each of Mr. Gelb and Ms. Colman as Directors requires a plurality of votes cast by the holders of shares of common stock and preferred stock, voting together as a single class, present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

THE DIRECTORS, INCLUDING THE “NON-INTERESTED” DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

Fees Paid to Independent Registered Public Accounting Firm

     Audit Fees. Effective June 17, 2005 PricewaterhouseCoopers LLP (“PwC”) resigned as the Fund’s principal accountant (the “Auditor”). The Fund’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Fund’s new principal accountant for the fiscal year ended December 31, 2005. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Period”) for professional services rendered by PwC for the audit of the Fund’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,000 in 2004 and $40,000 in 2005. KPMG has not billed the Registrant for professional services rendered as of December 31, 2005.

     Audit Related Fees. The aggregate fees billed by KPMG and PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2004 were $32,000 and $8,255 in December 31, 2005.

     In addition, there were no Audit Related Fees billed in the year ended December 31, 2005 for assurance and related services by KPMG or PwC, respectively, to SBAM and any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund (SBAM and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2005 (prior to May 6, 2003 such services provided were not subject to pre-approval requirements).

     Tax Fees. The aggregate fees billed by KPMG and PwC for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review, and tax distribution and analysis planning, rendered by KPMG or PwC, respectively, to the Fund for the fiscal years ended December 31, 2004 were $3,000 and December 31, 2005 were $3,000 for PwC. As of December 31, 2005 KPMG has not billed the Fund for any tax services rendered.

     There were no fees billed by KPMG or PwC to the Service Affiliates for tax services for the period May 6, 2003 through December 31, 2005 that were required to be approved by the Fund’s Audit Committee.

     All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG or PwC to the Fund for the fiscal years ended December 31, 2004 and 2005.

     There were no other non-audit services rendered by PwC or KPMG to SBAM, and any entity controlling, controlled by or under common control with SBAM provided ongoing services to the Fund requiring pre-approval by the Audit Committee in the Reporting Period.

     Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

     For the Fund the percentage of fees that were approved by the Audit Committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended December 31, 2004 and December 31, 2005; Tax Fees were 100% and 100% for the years ended December 31, 2004 and December 31, 2005; and for Other Fees paid were 100% for the Reporting Period.

     The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund and the Service Affiliates constitutes not more than 5% of the total amount of revenues paid to the Fund’s independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) SBAM and (c) any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

     The aggregate non-audit fees billed by PwC for services rendered to the Fund and Service Affiliates for the fiscal years ended December 31, 2004 and December 31, 2005 was $6.4 million and $2.7 million, respectively. The aggregate non-audit fees billed by KPMG for services rendered to the Fund and Service Affiliates for the fiscal years ending December 31, 2004 and December 31, 2005 was $75,000 and $0, respectively.

     The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining PwC’s and KPMG’s independence. All services provided by PwC or KPMG to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

     A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Proposals to be Submitted by Stockholders and other Shareholder Communications

     All proposals by stockholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Stockholders to be held in 2007 must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than November 10, 2006. Any stockholder who desires to bring a proposal at the Fund’s 2007 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers Municipal Partners Fund Inc., 300 First Stamford Place, 4th Floor, Stamford, CT 06902) during the period from January 29, 2007 to February 27, 2007. However, if the Fund’s 2007 Annual Meeting is held earlier than March 29, 2007 or later than June 30, 2007, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2006 Annual Meeting to the later of 60 days prior to the date of the 2007 Annual Meeting or 10 days following the public announcement of the date of the 2007 Annual Meeting.

     The Fund’s Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

     The CCO may be contacted at:

            Legg Mason
            Compliance Department
            399 Park Avenue, 4th Floor
            New York, NY 10022

     Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

     The Fund’s Audit Committee Chair may be contacted at:

            Salomon Brothers Municipal Partners Fund Inc.
            Audit Committee Chair
            c/o Robert K. Fulton, Esq.
            Stradley Ronon Stevens & Young, LLP
            2600 One Commerce Square
            Philadelphia, PA 19103

     Any stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Other Information

     The Fund’s Annual Report containing financial statements for the fiscal year ended December 31, 2005 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

     Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of these documents or to determine how to request a single copy if multiple copies of the document are received, shareholders should contact the Fund at the address and phone number set forth above.

Expenses of Proxy Solicitation

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

March 13, 2006

ANNEX A

AUDIT COMMITTEE CHARTER
AMENDED AND RESTATED AS OF FEBRUARY 3, 2006

Establishment and Purpose

     This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an “Adviser”) listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund’s financial reporting, (ii) the Fund’s compliance with legal and regulatory requirements (iii) the qualifications and independence of the Fund’s independent registered public accountants and (iv) the performance of the Fund’s internal audit function and independent registered public accountants; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accountants, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accountants; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund’s annual Proxy Statement.

Duties and Responsibilities

The Fund’s independent registered public accountants are accountable to the Committee.

The Committee shall:

1.	Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent registered public accountants, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

2.	Confirm with any independent registered public accountants retained to provide audit services that the independent registered public accountants has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

3.	Approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accountants to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

1	The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accoun- tants. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax ser- vices), that are not prohibited services as described below, provided to the Fund by the independent registered public accountants, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeep- ing or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, and fairness opinions; (iv) actuarial services; (v) internal audit services; (vi) management functions; (vii) human resources; (viii) broker or dealer; (ix) legal services; (x) expert services unrelated to the audit; and (xi) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible. (continued next page)

4.	Discuss with the independent registered public accountants any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accountants and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent registered public accountants.

5.	Review, in consultation with the independent registered public accountants, the proposed scope of the Fund’s audit each year, including the audit procedures to be utilized in the review of the Fund’s financial statements.

6.	Inquire of the Adviser and the independent registered public accountants as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

7.	Review with the independent registered public accountants any problems or difficulties the registered public accountants may have encountered during the conduct of the audit and management’s response, including a discussion with the independent registered public accountants of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

8.	Review, in consultation, as appropriate, with the independent registered public accountants and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund’s significant service providers.

9.	Request, receive and/or review from the independent registered public accountants such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent registered public accountants and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or “deficiency” letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

10.	For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

11.	For each closed-end Fund, obtain and review a report by the Fund’s independent registered public accountants describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm,

1	(continued) Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissi- ble non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accountants during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor’s independence) all relationships between the independent registered public accountants and the Fund.

12.	For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

13.	For each closed-end Fund, review hiring policies for employees or former employees of the Fund’s independent registered public accountants.

14.	For each closed-end Fund, discuss with management and the Fund’s independent registered public accountants the Fund’s audited and discuss with management the Fund’s unaudited financial statements, including any narrative discussion by management concerning the Fund’s financial condition and investment performance and, if appropriate, recommend the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report.

15.	For each closed-end Fund, discuss the Fund’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

16.	For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund’s independent registered public accountants or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund’s sub-adviser(s), if any, the Fund’s counsel, counsel to the Independent Board Members and the Fund’s other service providers.

Composition

     The Committee shall be composed of each Board member who has been determined not to be an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board’s minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund’s Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in the New York Stock Exchange’s Listed Company Manual or as set forth in the American Stock Exchange’s listing standards, as applicable, and the independence requirements applicable to investment companies set forth in the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

Meetings

     The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund’s counsel, counsel to the Independent Board Members, the Adviser, the Fund’s independent registered public accountants or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund’s independent registered public accountants outside the presence of the Fund’s and the Adviser’s officers and employees. The Committee will also meet periodically with the Fund’s management outside the presence of the Fund’s independent registered public accountants. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

     One-third of the Committee’s members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

     The Chairperson shall report regularly to the Board on the result of the Committee’s deliberations and make such recommendations as deemed appropriate.

Limits on Role of Committee

     The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accountants are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent registered public accountants to the Fund. The designation of a person as an “audit committee financial expert,” within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

     In carrying out its responsibilities, the Committee’s policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments

This Charter may be amended by a vote of a majority of the Board members.

Appendix A

Salomon Brothers Series Funds Inc (SFS)

Salomon Brothers Institutional Series Funds Inc (ISFS)

Salomon Brothers Variable Series Funds Inc (VSFS)

Salomon Brothers Capital and Income Fund Inc. (SCD) *

Salomon Brothers Emerging Markets Debt Fund Inc. (ESD) *

Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL) *

Salomon Brothers Emerging Markets Income Fund Inc. (EMD) *

Salomon Brothers Emerging Markets Income Fund II Inc. (EDF) *

Salomon Brothers Global High Income Fund Inc. (EHI) *

Salomon Brothers Global Partners Income Fund Inc. (GDF) *

Salomon Brothers High Income Fund Inc. (HIF) *

Salomon Brothers High Income Fund II Inc. (HIX) *

Salomon Brothers Inflation Management Fund Inc. (IMF) *

Salomon Brothers Municipal Partners Fund Inc. (MNP) *

Salomon Brothers Municipal Partners Fund II Inc. (MPT) *

Salomon Brothers Variable Rate Strategic Fund Inc. (GFY) *

Salomon Brothers Worldwide Income Fund Inc. (SBW) *

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG) *

*	Closed-end Funds. The duties and responsibilities of paragraphs 10 through 16 and any other provision applicable exclusively to closed-end funds apply to these funds only.

ANNEX B

NOMINATING COMMITTEE CHARTER

Organization

     The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a “Fund” and together, the “Funds”) shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and, with respect to those Funds listed on the New York Stock Exchange, who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

     The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

     In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

  whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

  the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

  the character and integrity of the person; and

  whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Quorum

     A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

Nomination of Directors

     After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Meetings

     The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: January 20, 2004

Appendix A
As of October 22, 2004

Salomon Brothers Series Funds Inc (SFS)

Salomon Brothers Institutional Series Funds Inc (ISFS)

Salomon Brothers Variable Series Funds Inc (VSFS)

Salomon Brothers Capital and Income Fund Inc. (SCD)

Salomon Brothers Emerging Markets Debt Fund Inc. (ESD)

Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL)

Salomon Brothers Emerging Markets Income Fund Inc. (EMD)

Salomon Brothers Emerging Markets Income Fund II Inc. (EDF)

Salomon Brothers Global High Income Fund Inc. (EHI)

Salomon Brothers Global Partners Income Fund Inc. (GDF)

Salomon Brothers High Income Fund Inc. (HIF)

Salomon Brothers High Income Fund II Inc. (HIX)

Salomon Brothers Inflation Management Fund Inc. (IMF)

Salomon Brothers Municipal Partners Fund Inc. (MNP)

Salomon Brothers Municipal Partners Fund II Inc. (MPT)

Salomon Brothers Variable Rate Strategic Fund Inc. (GFY)

Salomon Brothers Worldwide Income Fund Inc. (SBW)

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG)

PLEASE DETACH AT PERFORATION BEFORE MAILING.

PREFERRED STOCK	PREFERRED STOCK

SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC.

PROXY SOLICITED ON BEHALF OF THE DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS - APRIL 28, 2006

P R O X Y

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Robert M. Nelson and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of Salomon Brothers Municipal Partners Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Friday, April 28, 2006, at 3:00 p.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, than that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the nominees for directors.

Please refer to the Proxy Statement for a discussion of the Proposal.

SEE REVERSE SIDE	CONTINUED ON REVERSE SIDE	SEE REVERSE SIDE

SALOMON BROTHERS
MUNICIPAL PARTNERS FUND INC.

PLEASE DETACH AT PERFORATION BEFORE MAILING.

Please mark votes as in this example.

The Board of Directors recommends a vote “FOR” the following proposal:

1.	Election of Directors: Class I to serve until the			2.	Any other business that may properly come before the Meeting.
	2009 Annual Meeting of Stockholders

	Nominees	(01)	Carol L. Colman
		(02)	Leslie H. Gelb
		(03)	Dr. Riordan Roett

FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES	I will be attending the Meeting.

For all nominees except as noted above

Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid Envelope.

Note: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate office, please give full title.

If Jointly Held
Signature:	Date:	Signature:	Date:

PLEASE DETACH AT PERFORATION BEFORE MAILING.

COMMON STOCK	COMMON STOCK

SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC.

PROXY SOLICITED ON BEHALF OF THE DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS - APRIL 28, 2006

P R O X Y

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Robert M. Nelson and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Salomon Brothers Municipal Partners Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Friday, April 28, 2006, at 3:00 p.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, than that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the nominees for directors.

Please refer to the Proxy Statement for a discussion of the Proposal.

SEE REVERSE SIDE	CONTINUED ON REVERSE SIDE	SEE REVERSE SIDE

SALOMON BROTHERS
MUNICIPAL PARTNERS FUND INC.

PLEASE DETACH AT PERFORATION BEFORE MAILING.

Please mark votes as in this example.

The Board of Directors recommends a vote “FOR” the following proposal:

1.	Election of Directors: Class I to serve until the			2.	Any other business that may properly come before the Meeting.
	2009 Annual Meeting of Stockholders

	Nominees	(01)	Carol L. Colman
		(02)	Leslie H. Gelb

FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES	I will be attending the Meeting.

For all nominees except as noted above

Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid Envelope.

Note: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate office, please give full title.

If Jointly Held
Signature:	Date:	Signature:	Date: